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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): MAY 3, 2004

                            NATIONAL WATERWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                    333-102430                  05-0532711
 (State of Incorporation)      (Commission File Number)    ( I.R.S. Employer
                                                           Identification No.)


                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press release dated May 3, 2004 announcing results of operations for the quarter ended March 26, 2004.

Item 9. Regulation FD Disclosure

99.2 Press release of National Waterworks, Inc. dated May 3, 2004 announcing that it has declared a cash dividend in the aggregate amount of $4,774,401.49 on its Common Stock, par value $0.01 per share.

Item 12. Disclosure of Results of Operations and Financial Condition

      This Current Report on Form 8-K and the earnings press release and the press release announcing that it has declared a cash dividend attached hereto are being furnished by National Waterworks, Inc. (the "Registrant") pursuant to
Item 7 ("Financial Statements, Pro Forma Financial Information and Exhibits"),
Item 9 ("Regulation FD Disclosure") and Item 12 ("Disclosure of Results of Operations and Financial Condition") of Form 8-K, insofar as they disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended March 26, 2004, and certain actions of the Registrant going forward.

      On May 3, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 26, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      On May 3, 2004, the Registrant issued a press release announcing that it has declared a cash dividend in the aggregate amount of $4,774,401.49 on its Common Stock, par value $0.01 per share. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 7, Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL WATERWORKS, INC.
                                               (Registrant)



May 3, 2004                              By:   /s/ Mechelle Slaughter
                                               ----------------------
                                               Name: Mechelle Slaughter
                                               Title: Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                        Description
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99.1              Press release of National Waterworks, Inc. dated May 3, 2004 announcing results of operations for the quarter ended March 26, 2004.

99.2 Press release of National Waterworks, Inc. dated May 3, 2004 announcing that it has declared a cash dividend in the aggregate amount of $4,774,401.49 on its Common Stock, par value $0.01 per share.




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